EXHIBIT 99.1

ZENS Convertible Senior Notes Senior Notes Collateralized Pollution Control Bonds First Mortgage Bond Collateral General Mortgage Bond Collateral Uncollateralized Pollution Control Bonds Bank Loans Total 99% 1% Principal amount of external debt and trust preferred securities As of September 9, 2003 Debt (excl. Transition Bonds and ZENS) Transition Bonds ZENS (linked to AOL stock) Subtotal Trust Preferred Securities Total Debt and Trust Preferred Securities TOTALS CenterPoint Energy, Inc. Utility Holding, LLC CenterPoint Energy Resources Corp. (formerly Reliant Energy Resources Corp.) Debentures / Notes Convertible Subordinated Debentures Note Payable Bank Loans Total Off Balance Sheet Receivables Facility CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated) First Mortgage Bonds General Mortgage Bonds Collateralized Term Loan Total HL&P Capital Trust I / HL&P Capital Trust II / REI Trust I Texas Genco,LP NorAm Financing I Gas Pipelines Transition Bonds $729 $ 9,449 729 105 10,283 725 $11,008 $ 105 575 600 397 527 519 1,822 $4,545 Texas Genco Holdings, Inc. Texas Genco GP, LLC Texas Genco LP, LLC Trust Preferred Securities $725 $ 2,222 77 36 0 2,335 $73 $ 102 1,262 1,310 $2,674 CenterPoint Energy Transition Bond Company, LLC Trust Preferred Securities $0.4 (1) (2) (2) (3) (7) (4) (5) (6) In millions

(1)	Principal amount on which 2% interest is paid is $840 million. Debt component is $105 million.
(2)	The collateralized pollution control bonds aggregating $924 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $397 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations.
(3)	Borrowings under $2.356 billion bank facility.
(4)	Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005.
(5)	Borrowings under $200 million bank facility.
(6)	Advances under $100 million receivables facility; advances are not reflected as debt on the balance sheet.
(7)	Loan is collateralized by general mortgage bonds.

September 18, 2003	2

Principal amount of external debt and trust preferred securities As of September 9, 2003 CenterPoint Energy, Inc. Call Feature Security Outstanding Rate Insurer Maturity Date Price ZENS $840,356,382 (1) 09/15/29 Current 101 Convertible Senior Notes $575,000,000 3.75% 05/15/23 05/15/08 100 Senior Notes $200,000,000 5.875% 06/01/08 Current (4) Senior Notes $200,000,000 6.85% 06/01/15 Current (4) Senior Notes $200,000,000 7.25% 09/01/10 Current (4) Brazos River Authority Series 1992A $43,820,000 (2) 6.70% AMBAC 03/01/17 Current 101 Matagorda County Navigation District Number One Series 1992A $56,095,000 (2) 6.70% AMBAC 03/01/27 Current 101 Brazos River Authority Series 1992B $33,470,000 (2) 6.375% MBIA 04/01/12 Current 102 Gulf Coast Waste Disposal Authority 1992A $12,100,000 (2) 6.375% MBIA 04/01/12 Current 102 Brazos River Authority Series 1993 $83,565,000 (2) 5.60% MBIA 12/01/17 12/01/03 102 Gulf Coast Waste Disposal Authority 1993 $16,600,000 (2) 4.90% MBIA 12/01/03 NA NA Brazos River Authority Series 1995 $91,945,000 (2) 4.00% MBIA 08/01/15 08/01/13 101 Matagorda County Navigation District Number One Series 1995 $58,905,000 (2) 4.00% MBIA 10/15/15 10/15/13 101 Brazos River Authority Series 1997 $50,000,000 (3) 5.05% AMBAC 11/01/18 NA NA Matagorda County Navigation District Number One Series 1997 $68,000,000 (3) 5.125% AMBAC 11/01/28 NA NA Matagorda County Navigation District Number One Series 1998A $29,685,000 5.25% MBIA 11/01/29 11/01/08 102 Matagorda County Navigation District Number One Series 1998B $75,000,000 5.15% MBIA 11/01/29 11/01/08 102 Brazos River Authority Series 1998A $100,000,000 (3) 5.125% AMBAC 05/01/19 05/01/08 102 Brazos River Authority Series 1998B $90,000,000 (3) 5.125% AMBAC 11/01/20 11/01/08 102 Brazos River Authority Series 1998C $100,000,000 (3) 5.125% AMBAC 05/01/19 05/01/08 102 Brazos River Authority Series 1998D $68,700,000 4.90% MBIA 10/01/15 NA NA Gulf Coast Waste Disposal Authority 1999 $19,200,000 (3) 4.70% AMBAC 01/01/11 NA NA Matagorda County Navigation District Number One Series 1999A $100,000,000 (3) 5.25% AMBAC 06/01/26 06/01/09 101 Brazos River Authority Series 1999A $100,000,000 5.375% 04/01/19 04/01/09 101 Matagorda County Navigation District Number One Series 1999B $70,315,000 5.95% 05/01/30 05/01/09 101 Brazos River Authority Series 1999B $100,000,000 7.75% 12/01/18 04/10/08 102 Matagorda County Navigation District Number One Series 1999C $75,000,000 8.00% 05/01/29 04/10/08 102 8.125% Trust Preferred, Series A $250,000,000 8.125% 03/31/46 Current 100 8.257% Capital Securities, Series B $100,000,000 8.257% 02/01/37 02/04/07 104.1285 7.20% Trust Preferred, Series C $375,000,000 7.20% 03/31/48 02/26/04 100 TOTAL $4,182,756,382 (1) Quarterly at $0.29125 per ZENS (or 2% per year) plus "pass through" of AOL TimeWarner common stock dividend. Currently, AOL TimeWarner pays no common stock dividend. (2) Collateralized by First Mortgage Bonds (3) Collateralized by General Mortgage Bonds (4) 100% plus make-whole premium using treasury yield + 50 basis points as the discount rate.

Principal amount of external debt and trust preferred securities As of September 9, 2003 CenterPoint Energy Houston Electric, LLC Call Feature Security Outstanding Rate Maturity Date Price First Mortgage Bonds $102,442,000 9.15% 03/15/21 NA NA General Mortgage Bonds $450,000,000 5.70% 03/15/13 Current (2) General Mortgage Bonds $312,275,000 6.95% 03/15/33 Current (3) General Mortgage Bonds $200,000,000 5.60% 07/01/23 Current (4) General Mortgage Bonds $300,000,000 5.75% 01/15/14 Current (5) Collateralized Term Loan $1,310,000,000 (1) (6) 11/11/05 NA NA TOTAL $2,674,717,000 (1) Collateralized by General Mortgage Bonds. (2) 100% plus make-whole premium using treasury yield + 30 basis points as the discount rate. (3) 100% plus make-whole premium using treasury yield + 35 basis points as the discount rate. (4) 100% plus make-whole premium using treasury yield + 20 basis points as the discount rate. (5) 100% plus make-whole premium using treasury yield + 20 basis points as the discount rate; (treasury yield + 50 basis points as the discount rate for a special redemption). (6) Floating rate at LIBOR + 975 basis points with a minimum interest rate of 12.75%. CenterPoint Energy Resources Corp. Call Feature Security Outstanding Rate Maturity Date Price Debentures $145,070,000 8.90% 12/15/06 NA NA Convertible Subordinated Debentures $77,372,900 6.00% 3/15/12 Current 100 Debentures $300,000,000 6.50% 2/01/08 NA NA TERMS $140,000,000 6.375% 11/01/03(1) 11/01/03 100 Notes $325,000,000 8.125% 7/15/05 Current (2) Notes $550,000,000 7.75% 2/15/11 Current (3) Senior Notes $762,000,000 7.875% 4/01/13 Current (4) Note Payable to Reliant Energy Services $36,000,000 6/01/05 NA NA 6.25% Convertible Trust Preferred $386,500 6.250% 6/30/26 Current (5) 100 TOTAL $2,335,829,400 (1) The option is expected to be exercised in the event the 10-year treasury rate in 2003 is less than 5.66%. If the option is exercised, the bonds will be remarketed to new investors and the maturity date of the bonds will extend to 2013. If the option is not exercised, the debt securities will be repaid in 2003. (2) 100% plus make-whole premium using treasury yield + 25 basis points as the discount rate. (3) 100% plus make-whole premium using treasury yield + 30 basis points as the discount rate. (4) 100% plus make-whole premium using treasury yield + 50 basis points as the discount rate. (5) Only if current market price of CNP common stock equal/exceeds 125% of the conversion price for 20 of 30 days.

Principal amount of external debt and trust preferred securities As of September 9, 2003 CenterPoint Energy Transition Bond Company, LLC Call Feature Security Outstanding Rate Maturity Date Price Class A-1 2001-1 Transition Bonds $95,528,678 3.84% (1) (5) (5) Class A-2 2001-1 Transition Bonds $118,000,000 4.76% (2) (5) (5) Class A-3 2001-1 Transition Bonds $130,000,000 5.16% (3) (5) (5) Class A-4 2001-1 Transition Bonds $385,897,000 5.63% (4) (5) (5) TOTAL $729,425,678 (1) Expected maturities: $12,356,801 on 09/15/03; $14,004,374 on 03/15/04; $27,184,961 on 09/15/04; $15,914,062 on 3/15/05; $26,068,480 on 09/15/05. (2) Expected maturities: $4,823,521 on 09/15/05; $18,460,311 on 03/15/06; $35,834,722 on 09/15/06; $20,369,999 on 03/15/07;$38,511,447 on 09/15/07. (3) Expected maturities: $1,030,314 on 09/15/07; $22,279,686 on 03/15/08; $43,248,801 on 09/15/08; $24,825,936 on 03/15/09; $38,615,263 on 09/15/09. (4) Expected maturities: $9,576,259 on 09/15/09; $27,372,186 on 03/15/10; $53,134,242 on 09/15/10; $29,918,434 on 03/15/11; $58,076,963 on 09/15/11; $33,737,809 on 03/15/12; $65,491,043 on 09/15/12; $37,309,760 on 03/15/13; and $71,280,304 on 09/15/13. (5) The Series 2001-1 Transition Bonds are subject to optional redemption in whole after the aggregate outstanding principal balance of the Series 2001-1 Transition Bonds has been reduced to 5% or less of the aggregate initial principal balance.

Debt Maturities - CNP Scheduled Maturities of Debt and Trust Preferred Securities as of September 9, 2003 Trust CenterPoint CenterPoint Preferred Transition Year Energy Houston (1) Issuers CERC Sub-total Bonds Total 2003 $17 $ $ $140 $157 $12 $169 2004 - 41 41 2005 1,822 1,310 367 3,499 47 3,546 2006 152 152 54 206 2007 6 6 60 66 2008-2012 465 908 1,373 406 1,779 2013-2017 547 750 762 2,059 109 2,168 2018-2022 540 102 642 642 2023-2027 731 200 931 931 2028-2032 1,158 (2) 1,158 1,158 2033-2037 312 100 412 412 2038-2042 - - 2043-2047 250 250 250 2048-2052 375 375 375 Total $5,280 $2,674 $725 $2,335 $11,014 $729 $11,743 (1) Excludes Transition Bonds (2) Includes $840 million of ZENS currently shown as balance sheet debt of $105 million In millions